LEASES	12 Months Ended
Dec. 31, 2024
Leases [Abstract]
LEASES	LEASES.
The Company leases office facilities under an operating lease agreement. The lease agreement requires fixed monthly rental payments as well as payments for variable monthly utilities and operating costs throughout the lease term. The Company evaluates renewal options at lease inception on an ongoing basis and includes renewal options that it is reasonably certain to exercise in its expected lease terms when classifying leases and measuring lease liabilities. Lease agreements generally do not require material variable lease payments, residual value guarantees or restrictive covenants.
The table below presents the operating lease assets and liabilities recognized on the Company's consolidated balance sheets:

		December 31,
	Balance Sheet Line Item	2024	2023
Non-current operating lease assets	Other assets	$120	$14
Operating lease liabilities:
Current operating lease liabilities	Other current liabilities	48	14
Non-current operating lease liabilities	Other liabilities	71	—
Total operating lease liabilities		$119	$14
Future minimum lease payments are due as follows:

December 31, 2024
2025	60
2026	62
2027	15
Total	$137
Less: Imputed interest	18
Present value of operating lease liabilities	$119
Operating lease costs were $62 and $59 for each of the years ended December 31, 2024 and 2023, respectively. Operating lease costs are included within selling, general and administrative expenses on the consolidated statements of operations.
Cash paid for amounts included in the measurement of operating lease liabilities were $59 and $58 for the years ended December 31, 2024 and 2023, respectively. This amount is included in operating activities in the consolidated statements of cash flows.